SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the  Registrant                          [X]
Filed by a Party other than the Registrant        [ ]
Check the appropriate box:

[ ]      Preliminary Proxy Statement              [ ]  Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to
         Section 240.14a-11(c) or Section 240.14a-12

                                ASIA HOUSE FUNDS
               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:


                                ASIA HOUSE FUNDS
                               1007 Church Street
                                   Suite 307B
                               Evanston, IL 60201

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 1997
                                  -------------

To the Shareholders of Asia House Funds.

Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Asia House Funds (the "Trust"), a Delaware Business Trust, will be held at the offices of the Trust, 1007 Church Street, Suite 307B, Evanston, IL 60201, at 10:00 a.m. Central Time, on September 12, 1997. At the Meeting, shareholders will be asked to consider and vote upon the following proposals:

         1.  To elect Trustees of the Trust (PROPOSAL 1).

         2. To ratify Deloitte & Touche, LLP as independent accountants for the Trust for the fiscal year ending December 31, 1997 (PROPOSAL 2).

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Trustees of the Trust has fixed the close of business on August 15, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                             By Order of the Board of Trustees,

                                             Cathy G. O'Kelly
                                             Secretary

August 25, 1997

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.



                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

         For example:

                             REGISTRATION                                  VALID SIGNATURE
                             ------------                                  ---------------
CORPORATE ACCOUNTS
(1)  ABC  Corp.  ..  .  .  . . . . . . . . . . . . . . . . . . . . . .     ABC Corp.
(2)  ABC  Corp.  ..  .  .  . . . . . . . . . . . . . . . . . . . . . .     John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe,  Treasurer  . . . . . . . . . . . . . . . . . . .     John Doe
(4)  ABC  Corp.  Profit  Sharing  Plan.  . . . . . . . . . . . . . . .     John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC  Trust  .  .  . . . . . . . . . . . . . . . . . . . . . . . .     Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
        u/t/d  12/28/78 .. . . . . . . . . . . . . . . . . . . . . . .     Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.
          f/b/o John B.  Smith, Jr. UGMA . . . . . . . . . . . . . . .     John B. Smith
(2)  John  B.  Smith  .  . . . . . . . . . . . . . . . . . . . . . . .     John B. Smith, Jr., Executor




                                ASIA HOUSE FUNDS
                               1007 Church Street
                                   Suite 307B
                               Evanston, IL 60201

                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 12, 1997
                                ----------------

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Asia House Funds (the "Trust") for use at its Special Meeting of Shareholders to be held on September 12, 1997 at 10:00 a.m. Central Time, at the offices of the Trust, 1007 Church Street, Suite 307B, Evanston, IL 60201, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Special Meeting and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders (the `Shareholders") is August 25, 1997. At the Meeting, Shareholders will be asked to consider and vote upon the following:

         1.  To elect Trustees of the Trust (PROPOSAL 1).

         2. To ratify Deloitte & Touche, LLP as independent accountants for the Trust for the fiscal year ending December 31, 1997 (PROPOSAL 2).

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Proxy solicitations will be made, beginning on or about August 25, 1997, primarily by mail, but proxy solicitations also may be made by telephone or telefax by officers and employees of the Trust; Asia House Investments Inc. (the "Adviser"), the investment adviser of the Trust; and Investors Bank & Trust Company ("Investors Bank"), the administrator and transfer agent of the Trust. The Adviser is located at 1007 Church Street, Suite 307B, Evanston, IL 60201 and Investors Bank is located at 200 Clarendon Street, 16th Floor, Boston, MA 02116. The cost of proxy solicitation and expenses incurred in connection with the preparation of the Proxy Statement and its enclosures will be paid by the Trust. The Trust also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Trust shares (the "Shares").

         The Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1996, containing audited financial statements, and the Semi-Annual Report to Shareholders for the six months ended June 30, 1997, containing un-audited financial statements, may be obtained, without charge, by calling 1-800-416-7204 or mailing your request to: Asia House Funds, c/o Investors Bank & Trust Company, P.O. Box 9130, MFD - 23, Boston, MA 02117-9130.

         Any shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Trust.

         In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), thirty percent of the Shares entitled to vote shall constitute a quorum for the transaction of business at a Shareholders' Meeting.

         The Trust has one class of common stock, which has a par value of $.001 per Share. On August 15, 1997, the record date, there was 311,011.068 Shares outstanding. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Shareholders at the Meeting, with pro rata voting rights for any fractional Shares.


         As of the Record Date, John F. Vail has voting power with respect to 5.87% and Richard C. Romano has voting power with respect to 3.45% of the outstanding Shares of the Trust. In addition, as of the Record Date, James D. Vail, III has voting power with respect to 22.98% of the outstanding Shares of the Trust through investments in the Trust held by both himself and by Harris Trust & Savings Bank.

         The tellers appointed for the Meeting will count the total number of voted cast FOR approval of the proposals for purposes of determining whether affirmative votes have been cast. The tellers will count Shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker nonvotes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees (Proposal 1) and ratification of accountants (Proposal 2), neither withholding authority to vote nor abstentions or broker nonvotes have any effect on the outcome of the voting on the matter.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         The first proposal to be considered at the Meeting is the election of Trustees of the Trust. At the Meeting, re-election of four (4) of the five (5) Trustees and election of one (1) of the five (5) Trustees is proposed, with each Trustee to hold office until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each of the nominees currently serves as a Trustee of the Trust and has consented to continue to serve as a Trustee of the Trust if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees.

         Any Trustee may resign and any Trustee may be removed at any meeting of Shareholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee. If, at any time, less than a majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office will call a Shareholders meeting for the purpose of electing Trustees to fill any existing vacancies in the Board of Trustees.

         Set forth below is a list of the nominees for election to the Trust's Board of Trustees, together with certain other information.

NAME, AGE, PRINCIPAL OCCUPATION AND OTHER            SERVED AS A                AMOUNT AND NATURE OF
DIRECTORSHIPS (1) DURING THE PAST FIVE YEARS         TRUSTEE SINCE              BENEFICIAL OWNERSHIP (2)
                                                                                OF SHARES OF THE TRUST AS
                                                                                OF AUGUST 15, 1997
-------------------------------------                -------------              -------------------------
John F. Vail, age 36 * (3)  . . . . . . . . . .           1993                      18,258.026
         Chairman of the Board and President
         of the Trust; Director, President,
         Secretary and Treasurer, Asia House
         Investments Inc. since March 1993;
         Senior Analyst, Fidelity Investments
         1988-1992

Lester E. Hammar, age 69 . . . . . . . . . . . .          1994                      516.053
         Retired; Vice President and Controller
         Abbott Laboratories until 1988

Richard C. Romano, age 64 * (3) . . . . . . . .           1993                      10,748.568
         Director, Asia House Investments Inc.
         since October 1994; President, Romano
         Brothers and Co.

James D. Vail, III, age 68 * (3) . . . . . . . .          1993                      71,470.937
         Retired; Chairman of the Board, Vail
         Family Foundation; Chairman of the
         Board, Foster G. McGraw Educational
         Foundation

George J. Stevenson, III, age 58 (4) . . . . . .          1997                      0
         President, Stevenson & Company;
         President, Healthmate Products, Inc.

-------------------

* "Interested person" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act").

(1) Directorships of companies that are required to report to the Securities and Exchange Commission (the "SEC") or are registered as investment companies under the 1940 Act. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

(2) For this purpose "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934. The information as to beneficial ownership is based upon information furnished to the Trust by the Trustees. Mr. John F. Vail has shared voting power with respect to 76.584 Shares. As of August 15, 1997, the Trustees and officers of the Trust collectively owned 32.47% of the outstanding Shares of the Trust.

(3) Messrs. John F. Vail, James D. Vail and Richard C. Romano each are shareholders of Asia House Investments Inc.

(4) Mr. Stevenson was elected by the Board of Trustees on July 23, 1997.

         The Board of Trustees held five meetings during the fiscal year ended December 31, 1996, and all of the Trustees attended at least 75% of the Board and Committee meetings of which they were members.

         The Board of Trustees has an Audit Committee and a Nominating Committee consisting of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The Audit Committee reviews the scope and results of the Trust's annual audit with the Trust's independent accountants and recommends the engagement of such accountants. The Audit Committee had one meeting during the fiscal year ended December 31, 1996. The Nominating Committee reviews and recommends prospective trustees to be considered by the Board of Directors. The Nominating Committee did not meet during the fiscal year ended December 31, 1996.

         The Trustees and officers of the Trust did not receive compensation from the Trust for the fiscal year ended December 31, 1996. The Trust has no retirement or pension plan for its Trustees and officers.

REQUIRED VOTE

         Election of each of the listed nominees for Trustee of the Trust will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

           THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE
                       "FOR" THE ELECTION OF EACH NOMINEE.


               PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Deloitte & Touche, LLP ("Deloitte"), 125 Summer Street, Boston, Massachusetts 02110, has served as independent accountants for the Trust since the Trust's commencement of operations on November 29, 1993, and is being recommended by the Trustees of the Trust to serve in such capacity for the Trust's fiscal year ending December 31, 1997.

         During the fiscal year ending December 31, 1996, the services provided to the Trust by Deloitte included examination of financial statements, review of filings with the SEC and preparation of tax returns. No other services were provided by Deloitte to the Trust.

         It is intended that proxies not limited to the contrary will be voted in favor of ratifying Deloitte as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending December 31, 1997. Deloitte has no direct or material indirect interest in the Trust. Representatives of Deloitte are expected to be available by telephone during the Meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

REQUIRED VOTE

         A majority of the votes cast at the Meeting, in person or by proxy, is required for ratification of Deloitte & Touche, LLP as independent accountants for the Trust.

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF DELOITTE & TOUCHE, LLP, AS INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                             ADDITIONAL INFORMATION

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         The Trustees do not intend to present any other business at the Meeting, nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                ASIA HOUSE FUNDS

                   PROXY SOLICITATED BY THE BOARD OF TRUSTEES

         The undersigned appoints Cathy G. O'Kelly or Susan C. Mosher and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Asia House Funds (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the offices of the Trusts, 1007 Church Street, Suite 307B, Evanston, IL 60201 on September 12, 1997 at 10:00 a.m. Central Time, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

--------------------------------------------------------------------------------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS TRUSTEES AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.
PLEASE VOTE BY CHECKING YOUR RESPONSE.

1.    ELECTION OF TRUSTEES                                FOR all nominees listed below       WITHHOLD
                                                          (except as marked to the            AUTHORITY
      John F. Vail                                        contrary below)                     to vote for all
      Lester E. Hammar                                                                        nominees listed below
      Richard C. Romano                                            |_|                              |_|
      James D. Vail, III
      George J. Stevenson, III

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL, WRITE HIS NAME ON THE LINE PROVIDED BELOW.)

----------------------------------------------------------------------------------------------

2.    To ratify  Deloitte & Touche LLP as independent    FOR |_|   AGAINST |_|    ABSTAIN |_|
      accountants for the Fund for fiscal year ending
      December 31, 1997.

PLEASE SIGN AND DATE EXACTLY AS YOUR NAME                  NOTE: THE UNDERSIGNED HEREBY
APPEARS ON THIS LABEL, AND RETURN THIS FORM                ACKNOWLEDGES RECEIPT OF THE NOTICE OF
PROMPLTY IN THE ENCLOSED SELF-ADDRESSED                    MEETING AND PROXY STATEMENT AND
ENVELOPE.                                                  REVOKES ANY PROXY HERETOFORE GIVEN WITH
                                                           RESPECT TO THE VOTES COVERED BY THIS
                                                           PROXY.

                                                           ---------------------------------
                                                           Signature

                                                           ---------------------------------
                                                           Signature If Jointly Held


                                                           Dated:  ______________________, 1997
